UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 30, 2004

MFIC Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-11625	04-2793022
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Ossipee Road, P.O. Box 9101, Newton, Massachusetts 02464-9101
(Address of principal executive offices)

Registrant’s telephone number, including area code (617) 969-5452

Not applicable
(Former name or former address, if changed since last report)

Item 5:  Other Events.

On March 30, 2004, the Company conducted a final closing of its previously announced private placement of the Company’s securities.  The offering of investment units (each unit consisting of one share of common stock and a 3-year warrant to purchase ½ share of common stock) was conducted through Casimir Capital L.P., as placement agent.  A total of 1,426,616 units were sold in the offering, at a price of $2.50 per unit, resulting in $3,566,540 of gross proceeds to the Company.  The Company has issued to investors in the offering 1,426,616 shares (the “Shares”) and 713,308 3-year warrants, which warrants are exercisable to purchase shares at $3.05 per share (the “3-Year Warrants”).  An additional 142,662 5-year warrants, exercisable at a price of $3.20 per share (the “5-Year Warrants”), were issued to the placement agent.  Expenses of the offering, including the placement agent’s fees and non-accountable expense allowance (totaling 10% of gross proceeds) and legal, accounting and other expenses are expected to be approximately $550,000.

The Company has obligated itself to file a registration statement with the Securities and Exchange Commission (“SEC”) by April 29, 2004 for purposes of registering the Shares and the 855,970 shares of its common stock underlying the 3-Year Warrants and 5-Year Warrants.  In the event that the Company fails to timely file that registration statement, or that the registration statement does not become effective within 90 days (or 120 days, in the event that the SEC conducts a ‘full review’ of the Company’s registration statement) after the March 30, 2004 closing, the Company will be obliged to pay investors in the offering approximately $1,189 per day in liquidated damages until the filing or effectiveness has occurred.

The Company’s press release dated March 31, 2004 in connection with the final closing of the offering is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c)           Exhibits.  The following exhibits are relevant to this report and incorporated herein by reference:

Exhibit 4.2              Form of Common Stock Purchase Warrant issued to the purchasers in the Company’s private placement described in Exhibit 10.62, noted above (the “Purchasers”) (Filed as Exhibit 4.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and incorporated herein by reference.).

Exhibit 4.3              Form of Common Stock Purchase Warrant issued to Casimir Capital L.P. (the “Placement Agent”) (Filed as Exhibit 4.3 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and incorporated herein by reference.).

Exhibit 10.62          Placement Agency Agreement between the Company and Placement Agent dated February 13, 2004 (Filed as Exhibit 10.62 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and incorporated herein by reference.).

Exhibit 10.63          First Amendment to Placement Agency Agreement between the Company and Casimir Capital L.P. dated March 12, 2004 (Filed as Exhibit 10.63 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and incorporated herein by reference.).

Exhibit 10.64          Registration Rights Agreement between the Company and Purchasers dated March 16, 2004 (Filed as Exhibit 10.64 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and incorporated herein by reference.).

Exhibit 99.1:           Press release dated March 31, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFIC Corporation
(Registrant)

Date:	April 6, 2004
		By:	/s/ Irwin J. Gruverman
Irwin J. Gruverman,
Chairman of the Board, Chief Executive Officer and Clerk